UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008 (December 5, 2008)

GMAC LLC
(Exact name of registrant as specified in its charter)

Delaware	1-3754	38-0572512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Private Exchange Offers

     On December 5, 2008, GMAC LLC (“GMAC”) amended the terms of its private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ outstanding notes (the “GMAC offers”) and certain of Residential Capital, LLC’s (“ResCap”) outstanding notes. Among other things, the amendment extends the withdrawal date and early delivery time to 5 p.m., New York City time, on Tuesday, December 9, 2008 and alters the consideration to be issued to holders of GMAC’s 8.000% notes due 2031 in the GMAC offers to eliminate the 8.000% subordinated notes due 2018.

The press release attached as Exhibit 99.1 hereto is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d)      Exhibits.

Exhibit
No.	Description of Exhibit
99.1	Press release issued December 5, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008

GMAC LLC

By:	/s/ David J. DeBrunner

David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
99.1	Press release issued December 5, 2008.